SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Noven Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2004

Dear Stockholder:

     The 2004 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. will convene at 10:00 a.m. on Tuesday, May 18, 2004. The meeting will be held at our corporate headquarters located at 11960 S.W. 144th Street, Miami, Florida and will address the matters referred to in the enclosed Notice of Meeting. Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Your vote on these matters is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. Most of you may now vote your shares over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone or by written proxy will assure that your shares are voted if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     We hope you will participate in your Annual Meeting, if not in person, then by proxy. If you are able to attend, the Board of Directors, as well as the executive officers of Noven, look forward to seeing you there. We appreciate your continued support.

Sincerely yours,

ROBERT C. STRAUSS President, Chief Executive Officer & Chairman of the Board

[Noven Pharmaceuticals Logo]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Tuesday, May 18, 2004

PLACE	Noven Pharmaceuticals, Inc. 11960 S.W. 144th Street Miami, Florida

ITEMS OF BUSINESS	1.	To elect six members to the Board of Directors.

	2.	To approve amendments to Noven’s 1999 Long-Term Incentive Plan.

	3.	To ratify the appointment of Deloitte & Touche LLP as Noven’s independent accountants.

	4.	To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE	You are entitled to vote if you were a stockholder at the close of business on April 7, 2004.

ANNUAL REPORT	Noven’s 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by one of the following methods: vote over the Internet or by telephone using the instructions on the enclosed proxy card (if these options are available to you), or mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

Jeffrey F. Eisenberg Vice President – Strategic Alliances, General Counsel & Corporate Secretary

This Proxy Statement and accompanying proxy card are being distributed on or about April 12, 2004.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PROPOSAL 2 — APPROVAL OF AMENDMENTS TO NOVEN PHARMACEUTICALS, INC. 1999 LONG-TERM INCENTIVE PLAN
PROPOSAL 3 — RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
DELIVERY OF VOTING MATERIALS
ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS
APPENDIX A 1999 LONG-TERM INCENTIVE PLAN

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Noven Pharmaceuticals, Inc. (“Noven”) is providing these proxy materials to solicit your proxy in connection with Noven’s annual meeting of stockholders, which will take place on May 18, 2004. You are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and Noven’s most highly paid officers, and other required information. We are also sending Noven’s 2003 Annual Report with these materials, but it does not constitute part of our proxy soliciting material.

Q:	What proposals will be voted on at the meeting?

A:	There are three proposals scheduled to be voted on at the meeting:

•	Election of six directors;

•	Approval of amendments to Noven’s 1999 Long-term Incentive Plan; and

•	Ratification of the appointment of Deloitte & Touche LLP to audit Noven’s books and accounts for 2004.

We will also consider and vote upon any other proposal properly brought before the meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

•	“For” each of the nominees named herein to the Board;

•	“For” the approval of the amendments to Noven’s 1999 Long-term Incentive Plan; and

•	“For” the ratification of the appointment of Deloitte & Touche LLP.

Q:	What shares can I vote?

A:	You may vote all shares that you owned as of April 7, 2004, which is the record date. These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Noven stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Noven’s Transfer Agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Noven or to vote in person at the meeting. Noven has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet—If this option is available to you, you may submit your proxy via the Internet from any location in the world by following the “Vote by Internet” instructions on the proxy card.

By Telephone—If you live in the United States or Canada and this option is available to you, you may submit your proxy by following the “Vote by Phone” instructions on the proxy card.

By Mail—You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?” If you vote by telephone or via the Internet, you do not need to return your proxy card.

Q:	May I change my vote?

A:	Yes, you may change your proxy instructions at any time prior to the vote at the annual meeting. If you voted by mail, you must (a) file with Noven’s Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you voted by telephone or via the Internet, you may change your vote with a later telephone or Internet vote, but you must submit your later vote using the same system (telephone or Internet) as you used to submit the vote you wish to change. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. Your attendance at the meeting will not revoke your previously granted proxy unless you give written notice of revocation to Noven’s Corporate Secretary before the vote at the meeting or you vote by written ballot at the meeting.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election for directors, each director requires the affirmative “FOR” vote of a plurality of those shares represented, in person or by proxy, and entitled to vote at the meeting. The other proposals require the affirmative “FOR” vote of a majority of those shares represented, in person or by proxy, and entitled to vote at the meeting. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in “What is the quorum requirement for the meeting?” on page 33. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered represented at the meeting.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in Noven’s quarterly report on Form 10-Q for the second quarter of 2004.

Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 33 and 34.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 1, 2004, information with respect to:

•	each person known to us to be the beneficial owner of more than 5% of Noven’s common stock;

•	beneficial ownership by all of Noven’s directors (including retiring directors and director nominees) and executive officers named in the Summary Compensation Table on page 15 (the “Named Officers”); and

•	beneficial ownership by all of Noven’s current directors and executive officers as a group.

     The number of shares beneficially owned by each entity, person, director, director nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 1, 2004 (60 days after March 1, 2004) through the exercise of any stock option or other right. Unless we indicate otherwise, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

	Number of Shares		Percentage
Name	Owned (1)	Right to Acquire (2)	of Total (3)
T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street Baltimore, Maryland 21202	2,793,250	0	12.0%

Lord, Abbett & Co. (5) 90 Hudson Street Jersey City, NJ 07302	1,365,006	0	5.9%

Palisades Capital Management, L.L.C. (6) One Bridge Plaza, Suite 695 Fort Lee, NJ 07024	1,253,200	0	5.4%

Barclays Global Investors NA (7) 45 Fremont Street, 17th Floor San Francisco, CA 94105	1,238,930	0	5.3%

All Directors and Named Officers:

Diane M. Barrett.	0	52,000	*

Sidney Braginsky.	6,694	37,500	*

John G. Clarkson, M.D.	328	0	*

Donald A. Denkhaus.	0	15,000	*

Lawrence J. DuBow (8).	10,694	37,500	*

Jeffrey F. Eisenberg.	1,250	91,000	*

	Number of Shares		Percentage
Name	Owned (1)	Right to Acquire (2)	of Total (3)
Regina E. Herzlinger (8).	2,694	30,000	*

W. Neil Jones.	2,512	56,750	*

Juan A. Mantelle.	18,767	98,750	*

Robert G. Savage.	0	15,000	*

Robert C. Strauss.	121,349	279,287	1.7%

Wayne P. Yetter.	694	25,000	*

All Directors and Executive Officers as a Group (13 persons).	164,982	737,787	3.8%

*	signifies less than 1%

(1)	Excludes shares that may be acquired through stock option exercises.

(2)	Shares that may be acquired through stock options exercisable on or before May 1, 2004.

(3)	Based on 23,195,863 shares outstanding at March 1, 2004. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before May 1, 2004 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.

(4)	Based on Schedule 13G filed on or about February 13, 2004 with the Securities and Exchange Commission. These securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)	Based on Schedule 13G filed on or about January 26, 2004 with the Securities and Exchange Commission.

(6)	Based on Schedule 13G filed on or about February 9, 2004 with the Securities and Exchange Commission.

(7)	Based on Schedule 13G filed on or about February 13, 2004 with the Securities and Exchange Commission.

(8)	Director not standing for reelection at the 2004 Annual Meeting of Stockholders.

PROPOSAL 1 — ELECTION OF DIRECTORS

     The six persons named below were designated by the Board as nominees for election as directors. Four of the nominees have served as directors since the last annual meeting and two of the nominees are standing for election for the first time. Two of our directors, Lawrence J. DuBow and Prof. Regina E. Herzlinger, will be retiring at the meeting and will not stand for reelection. We are grateful to Mr. DuBow and Prof. Herzlinger for the time and counsel that they have each provided to us since joining the Board and wish them well in their future endeavors. Information regarding the business experience of each nominee and their service on boards of directors of public companies is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

     The Board recommends a vote FOR the election to the Board of each of the following nominees.

Sidney Braginsky Director since 1992 Age 66	Mr. Braginsky has been a director of Noven since June 1992 and is President and Chief Executive Officer of Atropos Technology Inc. (consulting and venture capital), President of Mediscience (optical biopsy development) and Chairman of Digilab LLC (molecular spectroscopy). From 1970 through 1999, Mr. Braginsky served Olympus America, Inc. in a variety of roles, most recently as President and Chief Operating Officer.

John G. Clarkson, M.D. Director since 2000 Age 61	Dr. Clarkson has been a director of Noven since April 2000 and is a Professor and Senior Vice President for Medical Affairs and Dean, University of Miami School of Medicine, a position he has held since 1995. Dr. Clarkson serves on the Board of Governors of the UMHC/Sylvester Cancer Center and Anne Bates Leach Eye Hospital and on the board of directors of the Jackson Memorial Hospital/Public Health Trust.

Donald A. Denkhaus Director since 2004 Age 58	Mr. Denkhaus was a partner with Arthur Andersen, LLP from 1980 to 2002 and served as Arthur Andersen’s audit practice director responsible for Florida and San Juan, Puerto Rico from 1999 to 2002. For a one-year period in 2002 and 2003, Mr. Denkhaus was employed as a principal with Ernst & Young LLP where he provided audit services and assisted in the transition of Arthur Andersen audit clients and personnel to Ernst & Young.

Robert G. Savage Director since 2004 Age 50	Mr. Savage served as Group Vice President and President – General Therapeutics & Inflammation Business of Pharmacia Corporation from 2002 until its acquisition by Pfizer, Inc. in 2003. From 1996 through 2001, Mr. Savage served Johnson & Johnson in a variety of roles, most recently as Chairman of Johnson & Johnson’s Pharmaceutical Group. From 1985 to 1996, he served Roche Holding AG in a variety of marketing, business development and operations positions, most recently as Vice President – Marketing, Hoffmann-La Roche, Inc. Mr. Savage serves on the board of directors of The Medicines Company, Inc. (pharmaceuticals) and NovaDel Pharma Inc. (drug delivery).

Robert C. Strauss Director since 1997 Age 62	Mr. Strauss has been President, Chief Executive Officer & Chairman of the Board of Noven since June 2001. From December 1997 through September 2000, he served as President and Chief Executive Officer and as a Director of Noven, and from September 2000 to June 2001, he served as Co-Chairman of Noven. From March 1997 to July 1997, he served as President and Chief Operating Officer and a Director of IVAX Corporation (pharmaceuticals). From 1983 to 1997, he served in various executive positions with Cordis Corporation, most recently as its Chairman of the Board, President and Chief Executive Officer. Mr. Strauss serves on the board of directors of CardioGenesis Corporation (medical devices), Columbia Laboratories, Inc. (pharmaceuticals), Percardia, Inc. (medical devices) and TissueLink Medical, Inc. (surgical devices and procedures).

Wayne P. Yetter Director since 2001 Age 58	Mr. Yetter is the Chairman of the Advisory Board of Alterity Partners (mergers and acquisition advisory firm). From September 2000 to June 2003, Mr. Yetter served as Chairman of the Board of Directors and Chief Executive Officer of Synavant Inc. (pharmaceutical marketing/technology services). From 1999 to 2000, Mr. Yetter served as Chief Operating Officer at IMS Health, Inc., (information services for the healthcare industry). From 1997 to 1999, he served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation (pharmaceuticals). From 1991 to 1994, Mr. Yetter served as General Manager and then President of Astra Merck, a division of Merck & Co. From 1994 to 1997, he served as President and Chief Executive Officer of Astra Merck, Inc. (pharmaceuticals). Mr. Yetter serves on the board of directors of Transkaryotic Therapies, Inc. (biotechnology) and Maxim Pharmaceuticals, Inc (biotechnology).

Governance of the Company

     Pursuant to Noven’s bylaws and Delaware General Corporation Law, Noven’s business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of Noven’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     The Board has determined that all of the directors, other than Mr. Strauss, are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

     The Board held 11 meetings in 2003, and each director who served as a director during 2003 attended more than 75% of the meetings of the Board and the Committees on which he or she served. At each regular meeting of the Board, the non-management directors meet in private without members of management.

     We typically schedule a Board meeting in conjunction with our annual meeting and expect that our directors will attend, absent a valid reason, such as a schedule conflict. Last year, five of the six individuals then serving as directors attended our annual meeting.

     The Board has the following three committees: (1) Audit, (2) Compensation and Stock Option and (3) Nominating and Corporate Governance. The Board has adopted a written charter for each of the three committees. The committee charters are posted in the “Investor Relations” section of our company website: http://www.noven.com.

     The Board has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers (including our Chief Executive Officer, our Chief Financial Officer and our principal accounting officer ) and employees. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our company website: http://www.noven.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer, Chief Financial Officer or principal accounting officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or a description of the waiver in the “Investor Relations” section of our company website.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening and recommending qualified candidates to serve as directors of Noven. The Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership and function.

     The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or reelection to the Board, based upon recommendations from the Chairman, the Chief Executive Officer, other Board members, and Noven stockholders.

Recommendations from stockholders should be submitted to Noven in accordance with the procedures set forth in the additional Q&A information on pages 33 and 34. The Nominating and Corporate Governance Committee is empowered to engage third-party search firms to identify candidates.

     Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis using various criteria, such as a candidate’s business and industry experience, personal and professional reputation, professional skill, status as an “independent” director, financial expertise and the current composition of the Board. There are no minimum criteria for nomination to the Board. After completing this review of the candidate and conducting an in person or telephone interview of the candidate, the Nominating and Corporate Governance Committee makes a recommendation of which candidate or candidates should be nominated for election to the Board.

     For the two new director candidates (Messrs. Denkhaus and Savage) included in this year’s slate of nominees, the Nominating and Corporate Governance Committee initiated a search process and identified potential candidates from a number of sources. Mr. Denkhaus was identified (without recommendation) by a Noven executive officer and Mr. Savage was identified and recommended by a third-party search firm that the Nominating and Corporate Governance Committee retained to assist the committee in the search process. The candidates were interviewed by members of the Nominating and Corporate Governance Committee and each completed a questionnaire that included questions regarding their independence, conflicts of interest and financial acumen. After meeting to review and discuss the candidates’ qualifications, the Nominating and Corporate Governance Committee unanimously recommended Messrs. Denkhaus and Savage for nomination to the Board.

     In addition to identifying, screening and recommending qualified candidates to serve as directors, the Nominating and Corporate Governance Committee’s responsibilities include:

•	reviewing potential conflicts of prospective Board members;

•	reviewing the composition of the Board and the skills and experience of its members;

•	studying and making recommendations to the Board concerning the size, composition, compensation and functioning of the Board;

•	reviewing and making recommendations to the Board regarding the composition and responsibilities of Board Committees; and

•	reviewing and approving or disapproving transactions between Noven and any of its officers, Board members, or any other individual or entity able to exercise control or significant influence over Noven.

     All of the members of the Nominating and Corporate Governance Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

     Members: Mr. Yetter (Chairperson), Prof. Herzlinger and Dr. Clarkson Meetings last year: 4

Audit Committee

     The primary responsibility of the Audit Committee is to oversee Noven’s reporting processes on behalf of the Board and the stockholders and to report the results of its activities to the Board. The Committee:

•	is directly responsible for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, and oversight of the work of the independent accountants;

•	oversees the resolution of disagreements between management and the independent accountants in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting;

•	reviews with the individual responsible, if any, for the internal audit function, the independent accountants and financial management of Noven the scope of their proposed audits for the current year and the proposed audit procedures to be utilized;

•	reviews and pre-approves both audit and permissible non-audit services provided by the independent accountants and their impact on the outside auditor’s independence;

•	reviews and discusses with the independent accountants any relationships between the auditor and Noven and their impact on the outside auditor’s independence;

•	reviews and advises the Board on the selection, performance, compensation and removal of the individual, if any, responsible for Noven’s internal audit function, and the activities, organizational structure, and qualifications of the individuals involved in the internal audit function;

•	reviews and discusses with management and the independent accountants the financial statements of Noven to be included in its periodic filings with the Securities and Exchange Commission and other relevant reports (such as internal control reports) or financial information submitted by Noven to any governmental body, or the public;

•	discusses with management and the independent accountants the quality, not just acceptability, of the accounting principles (including accounting policies that may be viewed as critical), and the reasonableness of significant judgments, and reviews and considers with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees, as amended by SASs 89 and 90 and Rule 2-07 of Regulation S-X;

•	discusses with management and the independent accountants Noven’s critical accounting policies and confers with management and the outside auditor on significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods permitted by generally accepted accounting principles;

•	discusses with management and the independent accountants as appropriate the integrity of Noven’s financial reporting processes (both internal and external) and the quality and adequacy of Noven’s internal controls and disclosure controls, including Noven’s systems to monitor and manage business risk;

•	reviews management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent accountants’ report on and attestation of management’s assertions, as well as all material issues raised by management’s internal controls review;

•	meets with the independent accountants outside the presence of management, and discusses the independent accountants’ evaluation of Noven’s financial and accounting personnel and the cooperation that the independent accountants received during the course of the audit;

•	establishes procedures for the receipt, retention and treatment of complaints regarding Noven’s accounting, internal accounting controls, or auditing matters; and

•	sets hiring policies for employees or former employees of the independent auditor.

     While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that Noven’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. All of the members of the Audit Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934. Noven has identified each of Prof. Regina E. Herzlinger and Donald A. Denkhaus as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission and the regulations thereunder.

     Members: Prof. Herzlinger (Chairperson), Messrs. Braginsky, DuBow, Denkhaus and Yetter Meetings last year: 8

Compensation and Stock Option Committee

     The Compensation and Stock Option Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. The Committee:

•	reviews and determines the annual salary, bonus, stock options and other benefits, of the executive officers of Noven;

•	reviews, approves and, if appropriate, negotiates all employment, termination and other compensation-related agreements with the executive officers of Noven;

•	reviews the operation of Noven’s executive compensation programs and establishes and reviews policies for their administration; and

•	administers Noven’s various stock option plans including approving grants of options thereunder.

     All of the members of the Compensation and Stock Option Committee are “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market.

     Members: Dr. Clarkson (Chairperson), Messrs. Braginsky and DuBow Meetings last year: 7

Stockholder Communication with Directors

     Noven stockholders who want to communicate with the Board or any individual Director may write to:

Noven Pharmaceuticals, Inc.
11960 SW 144th Street
Miami, Florida 33186
Attn: General Counsel

     The letter should include a statement indicating that the sender is a Noven stockholder. The General Counsel will review all stockholder letters to the Board and depending on the subject matter will:

•	Regularly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about Noven and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.

     The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

DIRECTOR COMPENSATION

     The following table provides information on Noven’s compensation and reimbursement practices during 2003 for non-employee directors. Directors who are employed by Noven do not receive any additional compensation for their Board activities. Dr. Clarkson does not accept any compensation for his service on the Board other than (commencing in 2004) the annual stock option grant.

Annual Director Retainer	$7,500	(cash)
	$7,500	(paid in stock)

Board Meeting Attendance Fees (per meeting)	$1,000	(in person)
	$500	(by telephone)

Committee Meeting Attendance Fees (per meeting)	$1,000	(in person)
	$500	(by telephone)

Additional Retainer for Audit Committee Chair	$3,500

Additional Retainer for Other Committee Chair	$2,500

Stock Options Granted upon Election to Board	15,000	(1)

Annual Stock Options Granted (upon re-election at annual meeting)	7,500	(2)

Reimbursement for Expenses Attendant to Board Membership	Yes

(1)	Consists of an automatic grant of 12,500 options under our 1999 Long-Term Incentive Plan (the “1999 Plan”) plus an additional discretionary grant of 2,500 options under the 1999 Plan. These options have a ten-year term and are immediately exercisable.

(2)	Consists of an automatic grant of 5,000 options under our 1999 Plan plus an additional discretionary grant of 2,500 options under the 1999 Plan. These options have a ten-year term and are immediately exercisable.

EXECUTIVE COMPENSATION

     The following table discloses compensation received by Noven’s Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ended December 31, 2003, as well as their compensation for each of the fiscal years ended December 31, 2002 and December 31, 2001.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
	Annual Compensation			Awards
				Number of
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation (1)
Robert C. Strauss	2003	$531,822	$388,087	100,000	$3,014
President, Chief Executive	2002	500,000	379,604	120,000	3,000
Officer & Chairman	2001	485,100	0	90,000	5,250

Juan A. Mantelle	2003	239,272	182,210	50,000	6,000
Vice President & Chief	2002	227,115	128,027	50,000	2,530
Technical Officer	2001	220,500	0	40,000	2,290

Jeffrey F. Eisenberg Vice President – Strategic	2003	232,971	133,695	60,000	5,950
Alliances, General Counsel	2002	199,897	116,560	50,000	2,998
& Corporate Secretary	2001	192,765	0	50,000	2,669

W. Neil Jones	2003	214,404	118,357	50,000	6,000
Vice President – Marketing &	2002	203,317	113,918	50,000	1,408
Sales	2001	196,858	0	40,000	0

Diane M. Barrett	2003	208,130	116,983	60,000	6,000
Vice President & Chief	2002	175,197	95,974	50,000	2,628
Financial Officer	2001	168,552	0	50,000	2,370

(1)	The amounts in this column consist of matching contributions made by Noven under its Employee Savings Plan (the “401(k) Plan”), a plan providing for broad-based employee participation.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock option grants in 2003 to the executive officers named in the Summary Compensation Table.

					Potential Realizable Value
					at Assumed Annual Rates of
		% of Total			Stock Price Appreciation for
		Options Granted to	Exercise		Option Term
	Options	Employees	or Base	Expiration
Name	Granted	in 2003	Price	Date	5%	10%
Robert C. Strauss	100,000	10.71%	$10.45	11/04/2010	$425,420	$991,409

Juan A. Mantelle	50,000	5.36%	10.45	11/04/2010	212,710	495,705

Jeffrey F. Eisenberg	60,000	6.43%	10.45	11/04/2010	255,252	594,846

W. Neil Jones	50,000	5.36%	10.45	11/04/2010	212,710	495,705

Diane M. Barrett	60,000	6.43%	10.45	11/04/2010	255,252	594,846

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information with respect to outstanding stock options held at year end or exercised in 2003 by the executive officers named in the Summary Compensation Table.

			Number of Securities		Value of Unexercised
			Underlying Unexercised Options		In-the-Money Options at
			At December 31, 2003		December 31, 2003
	Shares Acquired	Value Realized
Name	on Exercise (#)	($)(1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Robert C. Strauss	160,001 (2)	$1,204,438	571,374	326,125	3,724,882	837,240
Juan A. Mantelle	0	0	98,750	141,250	424,268	410,283
Jeffrey F. Eisenberg	0	0	91,000	154,000	325,150	430,050
W. Neil Jones	0	0	91,750	131,250	357,578	340,853
Diane M. Barrett	0	0	52,000	148,000	22,600	372,000

(1)	Value realized is the spread between the market value of Noven’s common stock on the date of exercise minus the exercise price.

(2)	Represents exercises of options expiring in 2004 pursuant to a Rule 10b5-1 trading plan adopted by Mr. Strauss in November 2003.

Employment and Severance Agreements

     On November 5, 2003, Noven entered into an amended and restated employment agreement with Robert C. Strauss as President and Chief Executive Officer that replaced Mr. Strauss’s former employment agreement. This agreement expires on December 31, 2006 and will continue for consecutive one-year terms unless it is terminated by either party under certain conditions. Mr. Strauss’s base salary under this agreement is $522,500 per annum, subject to further increases and incentive compensation at the sole discretion of the Board. Under his agreement, Mr. Strauss receives an auto allowance of $850 per month, up to $2,500 of annual financial and tax planning and an annual physical examination. He is also entitled to participate in all incentive, savings and retirement plans, as well as welfare benefit plans that are available to executive officers of Noven. Further, upon termination “without cause” or for “good reason” (as defined in the agreement), including, termination after a “change of control” through (i) the acquisition of 30% or more of the then issued and outstanding shares of common stock of Noven by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934), (ii) the reconstitution of the Board whereby the existing members cease to constitute at least a majority of the Board (other than a reconstitution approved by the incumbent Board), (iii) the approval of a reorganization or consolidation, where stockholders of Noven do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated corporation, (iv) a liquidation or dissolution of Noven, or (v) a sale or distribution of all or substantially all the assets of Noven, Mr. Strauss would be entitled to a lump sum payment of up to 2.75 times his then “annual base salary” and “highest annual bonus” (as defined in the agreement). In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Noven will “gross-up” Mr. Strauss’ compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.

Change in Control Agreements

     Noven has entered into change in control employment agreements with certain of its officers, other than Mr. Strauss, including its executive officers named in the Summary Compensation Table above. These agreements are intended to further the interests of Noven’s stockholders by providing for continuity of management in the event of a change in control of Noven. The agreements become effective if a change in control occurs during the three-year period that commences on the execution of the agreement. The period may be renewed each year for an additional three years, at the option of Noven, and each of the agreements was extended in 2003.

     Under the change in control agreements, a change in control includes any of the following events: (i) the acquisition of 40% or more of Noven’s common stock by a person or group, (ii) a change in the majority of the Board (other than a change approved by the incumbent Board), (iii) approval by the stockholders of a reorganization, merger or consolidation, or (iv) approval by the stockholders of a liquidation or dissolution or sale of all or substantially all of the assets of Noven. Exceptions are provided for certain transactions, including those where the existing stockholders of Noven maintain effective control.

     Once the agreements become effective upon a change in control, they have a term of two years. Each agreement provides that a covered officer will have the position, responsibilities and authority at least commensurate with those held during the ninety days preceding the change in control. Each agreement also provides that the covered officer will be paid an annual base salary equal to the highest salary received during the twelve months preceding the change in control; will be entitled to an annual bonus equal to the average annual bonus paid during the three years preceding the change in control; and will be entitled to continued participation in Noven’s benefit plans, fringe benefits, office support and staff, vacation, and expense reimbursement on the same basis as prior to the change in control, and in any case no less favorable than those provided by Noven to “peer executives” (as defined in the agreements).

     If, following a change in control, the officer is terminated for any reason other than death, disability or for cause, or if such officer terminates his employment agreement for “good reason” (as defined in the agreements), then the officer is entitled to a severance payment equal to two times the officer’s “annual base salary” and “highest annual bonus” (as defined in the agreements). The agreements also provide that the officer is entitled to continue to participate in Noven’s welfare benefit plans for the full two-year employment period.

     In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Noven will “gross-up” the officer’s compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.

Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Noven recognizes that unanticipated future events, such as a change of control of Noven or a change in executive personnel, could result in a disallowance of compensation deductions under Section 162(m). Moreover, the Board or its Compensation and Stock Option Committee may from time to time award compensation that is non-deductible under Section 162(m) when, in the exercise of its business judgment, such award would be in the best interests of Noven.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder requires Noven’s executive officers and directors to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Noven’s stock. Copies of these reports are furnished to Noven. Based solely on Noven’s review of the copies of such reports furnished to Noven and representations from the persons subject to Section 16(a) with respect to Noven, we believe that during 2003 all of Noven’s executive officers and directors complied with the Section 16(a) requirements, with the exception of Mr. Juan Mantelle, who inadvertently failed to include 6,700 shares of common stock in his initial report on Form 3 filed in June 2000.

Stockholder Return Performance Graph

     The graph below shows the five-year cumulative total stockholder return assuming the investment of $100 on December 31, 1998 (and the reinvestment of dividends thereafter) in each of Noven common stock, the Russell 2000 Stock Index and Noven’s Peer Group (Value Line Drugs Index).

	1998	1999	2000	2001	2002	2003
Noven Pharmaceuticals	100.00	333.30	742.89	352.81	183.46	302.33
Russell 2000 Index	100.00	117.84	113.25	114.41	89.72	130.43
Value Line Drugs Index	100.00	120.69	217.48	207.10	171.05	219.46

Source: Value Line, Inc.

Compensation and Stock Option Committee Report on Executive Compensation

Policy

     Noven’s executive compensation program is administered by the Compensation and Stock Option Committee (the “Committee”), which consists of three non-employee directors who are also responsible for establishing Noven’s executive compensation policy. The Committee operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Committee member is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market. Noven’s compensation program is designed to serve Noven’s goal of creating long-term stockholder value by allowing Noven to secure and retain the services of high quality executives and by aligning the interests of the executives with those of Noven’s stockholders.

     Noven’s compensation program consists of the following three components: 1) a base salary, 2) annual incentives and 3) long-term incentives. In 2003, Noven’s annual incentives were awarded in the form of cash bonuses and long-term incentives were awarded in the form of stock options. Compensation for Noven’s executive officers therefore involves a portion of pay that depends upon incentive payments, which are tied to quantitative corporate goals, and stock options, which directly relate a significant portion of long-term compensation to stock price appreciation realized by Noven’s stockholders.

     In establishing Noven’s compensation program, the Committee reviews compensation data for companies that compete with Noven for executive talent. These companies include primarily drug and healthcare companies and are chosen on the basis of sales, market capitalization and geographic location. In 2003, the Committee commissioned an independent executive compensation study to assist in evaluating Noven’s program and those of peer companies. The Committee seeks to implement compensation programs that are competitive with those of peer companies.

Base Salary

     The Committee determines each executive officer’s base salary by considering the competitive information described above, the individual’s responsibility, the individual’s performance and the performance of the business. For executives other than the Chief Executive Officer, the Committee also considers the salary recommendations submitted by the Chief Executive Officer.

Annual Incentives

     The Committee believes that performance-based annual incentives, in the form of bonuses, should represent a significant component of Noven’s executive compensation program. For 2003, the Committee adopted an executive bonus plan that included goals for both company and individual performance, with the greatest weight given to company performance. The plan provides that, in determining the Chief Executive Officer’s bonus, the sole measure is company performance. The Committee fixed percentages of base salary as target incentive bonus awards for the executives. The 2003 target bonus was set at 60% of base salary for the Chief Executive Officer and at 45% of base salary for each of the other executive officers. The Committee also set targets for both revenues and pre-tax income. To the extent that actual revenues and pre-tax income are equal to, greater than or less than the company performance targets, an executive’s bonus award may be equal to, greater than or less than his target award. However, minimum corporate financial performance thresholds must be met before any performance bonus will be paid. The Committee then determines whether each executive other than the Chief Executive Officer has met his individual performance goals in determining his final award. In 2003, Noven met or exceeded each of the revenue and pre-tax income goals, and, in accordance with the plan formula, the bonus awards to each of the executive officers were greater than their initial target awards.

Long-term Incentives

     Stock options represent a significant portion of total compensation for Noven’s executive officers. Options are generally awarded to executive officers at the time that they join Noven and annually thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of Noven’s common stock increases. Generally, grants vest over a five-year period and have seven-year terms. Executives must be employed by Noven at the time of vesting in order to exercise the options. The determination of the timing and number of stock options granted to the executive officers is made by reference to ranges that are established based on the competitive information described above as well as the executive’s level of responsibility and past performance.

Chief Executive Officer Compensation

     Mr. Strauss has been Noven’s Chief Executive Officer since December 12, 1997 and is subject to an employment contract which was amended and restated in 2003. See “Employment and Severance Agreements” above for a description of Mr. Strauss’s employment agreement. In setting the base salary of Mr. Strauss, the Committee evaluates the terms of Mr. Strauss’s contract as well as the same factors that it considers in establishing the salary levels of the executive officers generally, including competitive information. In addition, the Committee considers the status of Mr. Strauss as Noven’s most senior officer and the important role he has in achieving overall corporate goals. He will receive a base salary in 2004 equal to $543,400, which represents a 4% increase over his 2003 base salary, which was consistent with increases given to other executives and was considered appropriate based upon Mr. Strauss’s efforts and contributions to Noven. In particular, the Committee noted Mr. Strauss’s contribution in connection with the strategic licensing of Noven’s transdermal methylphenidate delivery system and the filing of an Abbreviated New Drug Application for Noven’s transdermal fentanyl delivery system. The Committee also noted Mr. Strauss’s continued leadership following the unexpected announcement of the early termination of the Women’s Health Initiative Study in 2002 and its continued impact through 2003.

     In awarding stock options to Mr. Strauss, the Committee sets guidelines based on the competitive compensation data described above, and then considers overall corporate performance and Mr. Strauss’s role in attaining those results.

     In accordance with the bonus plan described above, Mr. Strauss received a bonus for 2003 equal to $388,087. He was granted stock options for a total of 100,000 shares of Noven common stock in 2003 at an exercise price of $10.45.

Compensation and Stock Option Committee:

John G. Clarkson, M.D., Chairperson
Sidney Braginsky
Lawrence J. DuBow

PROPOSAL 2 — APPROVAL OF AMENDMENTS TO NOVEN PHARMACEUTICALS, INC. 1999 LONG-TERM INCENTIVE PLAN

     In 1999, Noven stockholders approved Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan (the “1999 Plan”). At the annual meeting, Noven is asking stockholders to approve the following material amendments (“Amendments”) to the 1999 Plan:

•	to increase the number of shares available for issuance under this plan by 1,000,000 shares;

•	to increase the minimum automatic annual grant to outside directors from an option to purchase 5,000 shares to an option to purchase 7,500 shares having a ten-year term and immediately exercisable; and

•	to increase the minimum initial grant to outside directors upon joining the Board from an option to purchase 12,500 shares to an option to purchase 15,000 shares having a ten-year term and immediately exercisable.

     Fewer than 655,000 shares of common stock remain available for future grants under the 1999 Plan as of March 1, 2004. In 2003, Noven issued stock options for 956,150 shares of common stock and issued stock awards for 2,776 shares of common stock. The Board believes the amendment to increase the number of shares of common stock under the 1999 Plan by 1,000,000 shares is necessary in order to achieve the purposes of the 1999 Plan, including continuing to attract, retain and motivate Noven’s officers and employees.

     A copy of the 1999 Plan is attached as Appendix A to this proxy statement. This copy has been “black-lined” to show the proposed Amendments to the 1999 Plan.

     Noven’s Board of Directors recommends a vote FOR the approval of the Amendments to the Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan.

Summary of the 1999 Long-Term Incentive Plan

     The 1999 Plan was originally authorized by the Noven Board on March 26, 1999 and was approved by Noven’s stockholders at the 1999 Annual Meeting. This following summary is qualified in its entirety by reference to the 1999 Plan attached as Appendix A to this proxy statement.

     Purposes and Eligibility. The purposes of the 1999 Plan are to attract, retain and motivate officers and other employees and consultants of Noven and its subsidiaries, to compensate them for their contributions to the growth and profits of Noven and to encourage ownership by them of stock of Noven. The 1999 Plan authorizes the issuance of certain awards (“Awards”) to such individuals (“Eligible Individuals”).

     Effective Date. The 1999 Plan became effective on June 9, 1999. No Awards may be granted after the tenth anniversary of the Effective Date.

     Shares Available Under the 1999 Plan. At the annual meeting, Noven is asking stockholders to approve an increase in the number of shares available under the 1999 Plan by 1,000,000 shares. As of March 1, 2004, fewer than 655,000 shares of Noven common stock were available for future grants under the 1999 Plan. A total of 3,768,848 shares of Noven common stock have been authorized for issuance under the 1999 Plan. The 1999 Plan provides that such number of authorized shares may be increased by the number of stock options that have lapsed, expired or otherwise terminated under Noven’s 1997 Stock Option Plan (the “1997 Plan”). The adding back of expired stock options from the 1997 Stock Option Plan does not increase stockholder dilution since such options are currently outstanding. As of March 1, 2004, stock options to purchase fewer than 300,000 shares were outstanding under the 1997 Plan and a total of 137,211 shares had been added back to the 1999 Plan pursuant to this provision.

     Administration. The Compensation and Stock Option Committee, or other committee of directors that are “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market (the “Committee”) appointed by the Noven Board, administers the 1999 Plan, approves the Eligible Individuals to receive Awards, determines the form and terms of the Awards and has the power to fix and accelerate vesting periods. Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to an administrator consisting of one or more members of the Committee or one or more officers of Noven.

     Awards — General. The 1999 Plan authorizes a broad array of Awards based on Noven’s common stock, including (i) stock awards consisting of one or more shares of Noven common stock granted or offered for sale to Eligible Individuals (“Stock Awards”), (ii) stock options (“Stock Options”), (iii) stock appreciation rights (“SARs”), which may be granted in tandem with or independently of Stock Options, (iv) conditional awards which may be earned upon the satisfaction of certain specified performance criteria (“Performance Share Awards”) and (v) other forms of equity-based or equity-related awards which the Committee determines to be consistent with the purposes of the 1999 Plan and the interests of Noven (“Other Awards”). Such Other Awards may also include cash payments which may be based on one or more criteria unrelated to the value of Noven’s common stock, as determined by the Committee.

     The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to Noven) are determined by the Committee. The Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or SAR first becomes exercisable. The Committee also has full authority to determine the effect, if any, that a participant’s termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

     Noven may require a participant to pay a sum to Noven as may be necessary to cover any taxes or other charges imposed on Noven with respect to property or income received by a participant pursuant to the 1999 Plan. Subject to applicable law, Noven may offer loans to participants to satisfy withholding requirements on such terms as the Committee may determine.

     In accordance with the requirements of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the 1999 Plan limits the number of shares underlying stock options that may be granted to an individual participant in any fiscal year of Noven to 500,000 shares and the number of shares underlying Section 162(m) Awards (as defined below) that may be granted to Section 162(m) Officers (as defined below) in any fiscal year of Noven to 100,000.

     Awards — Stock Awards. Recipients of Stock Awards are entitled to exercise voting rights and receive dividends with respect to the shares of Noven common stock underlying such Awards upon receipt of such Awards. Stock Awards may be subject to vesting and other restrictions.

     Awards — Stock Options. An award of Stock Options may consist of either nonqualified stock options or incentive stock options. A Stock Option entitles the participant to acquire a specified number of shares of Noven common stock at an exercise price determined by the Committee, which generally may not be less than the fair market value of the shares on the date of award of the Stock Option. The exercise price may be paid in cash or previously owned stock or a combination thereof. In addition, Noven has established a “cashless exercise” procedure that allows participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of a Stock Option in order to generate sufficient cash to pay the exercise price and/or to satisfy withholding tax obligations related to the Stock Option. Stock Options expire no later than ten years from the date of grant.

     Awards — Stock Appreciation Rights. Recipients of SARs are entitled to receive an amount, if any, equal to the fair market value of a share of Noven common stock on the date of exercise over the SAR exercise price specified in the applicable award agreement. At the discretion of the Committee, payments to a participant upon exercise of an SAR may be made in shares, cash or a combination thereof. A SAR may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

     Awards — Performance Share Awards. A Performance Share Award entitles a participant to receive a specified number of shares, an equivalent amount of cash or a combination thereof upon satisfaction of certain specified performance criteria. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the applicable performance period, or at another time determined by the Committee.

     Awards to Section 162(m) Officers. Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company, as determined pursuant to the rules of the SEC, unless the payments are made under qualifying performance-based plans and upon the attainment of certain performance goals. The 1999 Plan contains special provisions that are intended to enable the

Committee, if it so chooses, to make Awards to Noven officers who are subject to Section 162(m) of the Code (“Section 162(m) Officers”) that will qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. Section 162(m) Awards may consist of Stock Options, SARs, Stock Awards, Performance Share Awards or Other Awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable performance period of specified performance targets related to designated performance goals for such period selected by the Committee. Performance goals will be selected from among the following performance criteria: (i) net revenue, (ii) net earnings, (iii) operating earnings or income, (iv) absolute and/or relative return on equity or assets, (v) earnings per share, (vi) cash flow, (vii) pretax profits, (viii) earnings growth, (ix) revenue growth, (x) book value per share, (xi) revenues per employee, (xii) earnings per employee and (xiii) performance relative to peer companies, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures.

     In addition to the foregoing, the Committee may also grant Section 162(m) Officers Stock Options or SARs which may, pursuant to the regulations promulgated under Section 162(m), be qualified as performance-based compensation for Section 162(m) purposes without regard to the foregoing.

     Change in Control. In the event of a Change in Control of Noven, except as the Committee otherwise determines, all outstanding Stock Options and SARs will become fully exercisable, all restrictions and conditions of all outstanding Stock Awards will lapse, all Performance Share Awards will be deemed to have been fully earned, and, in the case of a Change in Control in which Noven does not survive or becomes a wholly owned subsidiary of another entity, outstanding Stock Options that are not exercised as of the date of the Change in Control will be converted into options to purchase common stock or similar equity interests of the acquiror. A Change in Control will generally be deemed to occur if: (i) any person becomes the owner of 40% or more of Noven’s voting securities; (ii) directors who constitute the Noven Board at the beginning of any two-year period, and any new directors whose election or nomination for election was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease to constitute at least a majority of the Noven Board; (iii) the stockholders of Noven approve a merger or consolidation in which Noven’s voting securities do not continue to represent at least a majority of the surviving entity; or (iv) the stockholders approve a reorganization, liquidation, or sale of all or substantially all of Noven’s assets.

     Automatic Grants to Outside Directors. The 1999 Plan currently provides that:

•	on the day of each annual stockholders meeting, each director who is not then a Noven employee (an “Outside Director”), will be granted options to purchase 5,000 shares of Noven common stock, in each case at the price and upon the other terms and conditions specified in the 1999 Plan; and

•	subject to the availability of shares of Noven common stock under the 1999 Plan, each person first elected to the Board as an Outside Director after the effective date of the 1999 Plan, will be granted, as of the date such individual takes office, options to purchase 12,500 shares of Noven common stock at the price and upon the terms and conditions specified in the 1999 Plan.

     At the annual meeting, Noven is asking stockholders to approve amendments to the 1999 Plan to:

•	increase the minimum annual grant to Outside Directors from options to purchase 5,000 shares to an option to purchase 7,500 shares having a ten-year term and immediately exercisable; and

•	increase the minimum initial grant to Outside Directors upon joining the Board from options to purchase 12,500 shares to an option to purchase 15,000 shares having a ten-year term and immediately exercisable.

The options granted to an Outside Director shall be granted at an exercise price equal to 100% of the Fair Market Value of a share of Noven common stock on the date of grant and upon the other terms and conditions specified in the 1999 Plan.

     The 1999 Plan does not restrict the ability of the Committee to make discretionary grants of Awards to Outside Directors in addition to the automatic grants described above.

     Amendment. The Noven Board or the Committee may amend or terminate the 1999 Plan at any time, except that stockholder approval is required by the Nasdaq listing standards to materially amend the 1999 Plan, including any increase the maximum number of shares issuable under the 1999 Plan. No amendment or termination may adversely affect a participant’s rights with respect to previously granted Awards without his or her consent.

Federal Income Tax Consequences

     Nonqualified Stock Options. The grant of a nonqualified stock option will not result in the recognition of taxable income by the participant or in a deduction to Noven. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Noven common stock on the date of exercise over the exercise price. Noven is required to withhold tax on the amount of income so recognized, and a tax deduction is allowable equal to the amount of such income (subject to the satisfaction of certain conditions in the case of Stock Options exercised by Section 162(m) Officers). Gain or loss upon a subsequent sale of any Noven common stock received upon the exercise of a nonqualified stock option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant.

     Incentive Stock Options. Upon the grant or exercise of an incentive stock option within the meaning of Section 422 of the Code, no income will be realized by the participant for federal income tax purposes and Noven will not be entitled to any deduction. However, the excess of the fair market value of the Noven common stock as of the date of exercise over the exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares of Noven common stock are not disposed of within the one-year period beginning on the date of the transfer of such shares to the participant, nor within the two-year period beginning on the date of grant of the Stock Option, any profit realized by the participant upon the disposition of such shares will be taxed as long-term capital gain and no deduction will be allowed to Noven. If the shares of Noven common stock are disposed of within the one-year period from the date of transfer of such shares to the participant or within the two-year period from the date of grant of the Stock Option, the excess of the fair market value of the shares upon the date of exercise or, if less, the fair market value on the date of disposition over the exercise price will be taxable as ordinary income of the participant at the time of disposition, and a corresponding deduction will be allowable to Noven. Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant. If a Stock Option intended to qualify as an incentive stock option is exercised by a person who was not continually employed by Noven or certain of its affiliates from the date of grant of such Stock Option to a date not more than three months prior to such exercise (or one year if such person is disabled), then such Stock Option will not qualify as an incentive stock option and will instead be taxed as a nonqualified stock option, as described above.

     Stock Awards. A participant who is awarded a Stock Award will not be taxed at the time of award unless the participant makes a special election with the IRS pursuant to Section 83(b) of the Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the Noven common stock comprising the Stock Award, the participant will be taxed at ordinary income tax rates on the then fair market value of the Noven common stock and a corresponding deduction will be allowable to Noven (subject to the satisfaction of certain conditions in the case of Stock Awards granted to Section 162(m) Officers). In such case, the participant’s basis in the Noven common stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such Noven common stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

     Pursuant to Section 83(b) of the Code, the participant may elect within 30 days of receipt of the Stock Award to be taxed at ordinary income tax rates on the fair market value of the Noven common stock comprising such Stock Award at the time of award (determined without regard to any restrictions which may lapse). In that case, the participant will acquire a basis in such Noven common stock equal to the ordinary income recognized by the participant at the time of award. No tax will be payable upon lapse or release of the restrictions or at the time the Noven common stock first becomes transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of Noven common stock with respect to which a participant previously made a Section 83(b) election, the participant will not be entitled to a loss deduction.

     Performance Share Awards. A participant who receives a Performance Share Award will be taxed at ordinary income tax rates on the then fair market value of the shares of Noven common stock distributed at the time of payment in settlement of such Performance Share Award and a corresponding deduction will be allowable to Noven at that time (subject to the satisfaction of certain conditions in the case of Performance Share Awards granted to Section 162(m) Officers). The participant’s basis in the shares of Noven common stock will be equal to the amount taxed as ordinary income, and on subsequent disposition the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

New Plan Benefits

     The benefits that Noven’s executive officers, directors and employees will receive as a result of the proposed amendment of the 1999 Plan are not determinable because the benefits under the 1999 Plan will depend on the discretion of the Committee and the fair market value of Noven’s common stock at various future dates.

     The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated groups, the number of options to purchase shares of our common stock granted under the 1999 Plan during the 2003 fiscal year and the weighted average exercise price.

	Number of	Number of
Name and Position	Stock Options	Stock Awards
Robert C. Strauss President, Chief Executive Officer & Chairman	100,000	0

Juan A. Mantelle Vice President & Chief Technical Officer	50,000	0

Jeffrey F. Eisenberg Vice President – Strategic Alliances, General Counsel & Corporate Secretary	60,000	0

W. Neil Jones Vice President – Marketing & Sales	50,000	0

Diane M. Barrett Vice President & Chief Financial Officer	60,000	0

All current executive officers as a group (6 persons)	386,667	0

All current directors who are not executive officers as a group (7 persons)	30,000	2,776

All participating employees, including all current officers who are not executive officers, as a group (263 persons)	539,287	0

Securities Authorized for Issuance under All Equity Compensation Plans.

     In addition to the 1999 Plan, Noven has granted stock options under our Amended and Restated Stock Option Plan and our 1997 Stock Option Plan. These three plans have been approved by Noven’s stockholders. Noven has also made charitable donations to the University of Miami for the years 2000 to 2002 in the form of options to acquire shares of Noven common stock at a price per share equal to the market price of our Common Stock on the date of grant. These options for a total of 22,500 were granted outside of our stockholder-approved stock option plans, vested immediately and have ten-year terms. One of our non-employee directors serves as Dean of the University of Miami School of Medicine and, during those years, did not accept any compensation for his service on our Board of Directors.

Equity Compensation Plan Information

     The following table provides summary information concerning the equity awards under Noven’s compensation plans (option and share amounts in thousands) as of December 31, 2003:

Number of Securities
Remaining Available
	Number of		for Future Issuance
	Securities To Be		Under Equity
	Issued Upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in First
Plan Category	and Rights	and Rights	Column)
Equity Compensation Plans Approved by Security Holders	3,918,673	$14.51	473,317

Equity Compensation Plans Not Approved by Security Holders	22,500	$12.58	--

Total	3,941,173	$14.50	473,317

PROPOSAL 3 — RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as Noven’s independent accountants to audit Noven’s financial statements for the 2004 fiscal year and will offer a resolution at the annual meeting to ratify the appointment. Deloitte & Touche LLP has served as Noven’s independent accountants since 1991 and during the year ended December 31, 2003 provided audit and permissible non-audit services. Noven has been advised that a representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

Fees Paid to Deloitte & Touche LLP

     The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of Noven’s annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2002	2003
Audit Fees (1)	$166,000	$209,000
Audit Related Fees (2)	$13,000	$125,000
Tax Fees (3)	$62,000	$9,000
All Other Fees	—	—

Total	$241,000	$343,000

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.

(2)	Audit-related fees consisted principally of 401(k) plan audit and consulting on financial accounting/reporting standards for transactions and related matters.

(3)	Tax fees consisted principally of work performed with respect to tax compliance.

     The Audit Committee has adopted a formal policy on auditor independence requiring the pre-approval by the Audit Committee of all audit and non-audit services from Noven’s independent accountants. In determining whether to pre-approve any services from Noven’s independent accountants, the Audit Committee assesses, among other things, the impact of that service on the independent accountants.

     The Board recommends a vote FOR ratification and approval of the selection of Deloitte & Touche LLP as the independent accountants of Noven for 2004. If the appointment is not ratified, the Audit Committee will select other independent accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is responsible for, among other things, monitoring:

•	the integrity of Noven’s financial statements;

•	its system of internal controls; and

•	the independence, qualifications and performance of Noven’s independent auditors.

     The Audit Committee is composed of five non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and under Section 10A(m)(3) of the Securities Exchange Act of 1934. Noven has identified each of Prof. Regina E. Herzlinger and Donald A. Denkhaus as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission and the regulations thereunder. The Audit Committee has sole authority to retain, oversee, and terminate Noven’s independent auditors, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent auditors.

     Noven’s management is responsible for the preparation, presentation and integrity of Noven’s financial statements, Noven’s accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. Noven’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to independently monitor and review these processes. However, we are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. We must rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. Accordingly, although we consult with and discuss these matters and our questions and concerns with management and our independent auditors, our oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions cannot assure that the audit of Noven’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Noven’s auditors are in fact “independent.”

     In this context, we held eight meetings during the year ended December 31, 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Noven’s independent auditors, Deloitte & Touche LLP. We discussed with Noven’s independent auditors, with and without management present, the results of their examinations and their evaluations of Noven’s financial statements.

     We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and Deloitte & Touche LLP.

     We also discussed with Deloitte & Touche LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Noven’s financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) by SAS’s 89 and 90 and Rule 2-07 of Regulation S-X. Our discussions also included a discussion of the background and experience of the Deloitte & Touche LLP audit team assigned to Noven and the quality control procedures established by Deloitte & Touche LLP.

     Deloitte & Touche LLP also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from Noven. When considering Deloitte & Touche LLP’s independence, we considered whether their provision of services to Noven beyond those rendered in connection with their audit and review of Noven’s financial statements was compatible with maintaining their independence. We also reviewed, among other things, the nature of the non-audit services provided and the amount of fees paid to Deloitte & Touche LLP for their audit and non-audit services, both separately and in the aggregate.

     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Noven’s audited financial statements for the year ended December 31, 2003 be included in Noven’s Annual Report on Form 10-K.

Audit Committee:

Prof. Regina E. Herzlinger, Chairperson
Sidney Braginsky
Donald A. Denkhaus
Lawrence J. DuBow
Wayne P. Yetter

DELIVERY OF VOTING MATERIALS

     To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Noven stock account, we are taking advantage of “householding” rules that permit us to deliver only one set of the Proxy Statement and the 2003 Annual Report to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (305) 253-5099 or by writing us at: Noven Pharmaceuticals, Inc., 11960 S.W. 144th Street, Miami, Florida 33186, Attn: Corporate Secretary.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the three proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of Noven’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	What class of shares is entitled to be voted?

A:	Each share of Noven’s common stock outstanding as of the close of business on April 7, 2004, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had approximately 23,382,382 shares of common stock issued and outstanding.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:	Noven will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Noven’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Georgeson Shareholder Communications, Inc. (“Georgeson”) to aid in the solicitation of proxies. We estimate that we will pay Georgeson a fee of $15,000 for its services (which includes certain consulting services provided by Georgeson related to the Proposal 2 amendment to increase the number of shares under the 1999 Plan) plus per call fees for any individual solicitations and reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:	Yes, you may submit proposals for consideration at future stockholder meetings, including director nominations.

Stockholder Proposals for Presentation at Meeting: Our By-laws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in Noven’s Proxy Statement for that meeting. Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of Noven no later than the close of business on February 12, 2005 and not earlier than December 13, 2004. The notice must contain the information required by the By-laws.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the Securities and Exchange Commission.

A proxy granted by a stockholder will give discretionary authority to vote on any matters introduced pursuant to the above advance notice By-law provisions, subject to applicable rules of the Securities and Exchange Commission.

Stockholder Proposals for Inclusion in Proxy: In order for a stockholder proposal to be considered for inclusion in Noven’s Proxy Statement for next year’s annual meeting, the written proposal must be received by Noven’s Corporate Secretary no later than December 13, 2004. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials.

Copy of By-law Provisions: You may contact Noven’s Corporate Secretary at Noven’s headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

By Order of the Board of Directors

JEFFREY F. EISENBERG Vice President – Strategic Alliances, General Counsel & Corporate Secretary

April 12, 2004

APPENDIX A

“Black-lined” to Show Proposed Amendments
to be Considered by Stockholders
at the 2004 Annual Meeting

NOVEN PHARMACEUTICALS, INC.

1999 LONG-TERM INCENTIVE PLAN
(as amended and restated)

NOVEN PHARMACEUTICALS, INC.

1999 LONG-TERM INCENTIVE PLAN

1.	Purpose	A-3

2.	Definitions	A-3

3.	Administration of the Plan	A-6

4.	Duration of Plan	A-7

5.	Shares of Stock Subject to the Plan	A-7

6.	Eligible Individuals	A-8

7.	Awards Generally	A-9

8.	Stock Options	A-9

9.	Stock Appreciation Rights	A-10

10.	Stock Awards	A-11

11.	Performance Share Awards	A-11

12.	Other Awards	A-11

13.	Section 162(m) Awards	A-11

14.	Recapitalization or Reorganization	A-12

15.	Change in Control	A-13

16.	Amendment of the Plan	A-13

17.	Miscellaneous	A-13

NOVEN PHARMACEUTICALS, INC.
1999 LONG-TERM INCENTIVE PLAN

     1. Purpose. The purposes of the Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan (the “Plan") are to attract, retain and motivate officers and other employees and consultants of Noven Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as follows:

     “Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

     “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     “Award” means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards, Section 162(m) Awards or other awards determined by the Committee.

     “Award Agreement” means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that an Award Agreement be executed by the Participant to whom the relevant Award is made.

     “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

     “Board” means the Board of Directors of the Company.

     A “Change in Control” of the Company shall be deemed to have occurred when:

     (a) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person"), shall become the Beneficial Owner of 40 percent or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company,

     (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the “Continuing Directors"), cease for any reason to constitute a majority of the Board,

     (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 15 hereof) or any Parent of such Surviving Entity) at least a majority of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation, or

     (d) the shareholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

     provided, however, that a Change in Control shall not be deemed to have occurred in the event of

     (i) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company, or

     (ii) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

     “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

     “Combined Voting Power” means the combined voting power of the Company’s or other relevant entity’s then outstanding voting securities.

     “Committee” means the Compensation and Stock Option Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

     “Common Stock” means the Common Stock, par value $.0001 per share, of the Company.

     “Eligible Individuals” means the individuals described in Section 6 who are eligible for Awards under the Plan.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

     “Fair Market Value” means, in the event the Common Stock is traded on a recognized securities exchange or quoted by the National Association of Securities Dealers Automated Quotations on National Market Issues, an amount equal to the closing price of the Common Stock on such exchange or such quotation on the date set for valuation or, if no sales of Common Stock were made on said exchange or so quoted on that date, the closing price of the Common Stock on the next preceding day on which sales were made on such exchange or quotations; or, if the Common Stock is not so traded or quoted, that value determined, in its sole discretion, by the Committee.

     “Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Section 422 of the Code and is not otherwise designated by the Committee as a non-qualified stock option in an Award Agreement.

     “Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.

     “Parent” means any corporation which is a “parent corporation” within the meaning of Section 424(e) of the Code with respect to the relevant entity.

     “Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

     “Performance Period” means a fiscal year of the Company or such other period that may be specified by the Committee in connection with the grant of a Section 162(m) Award.

     “Performance Share Award” means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

     “Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

     “Prior Plan” means the Company’s 1997 Stock Option Plan.

     “Section 162(m) Participant” means, for a given fiscal year of the Company, any Participant designated by the Committee by not later than 90 days following the start of such year as a Participant (or such other time as may be required or permitted by Section 162(m) of the Code) whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     “Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

     “Stock Award” means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

     “Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

     “Subsidiary” means (i) any corporation which is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

     “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

     3. Administration of the Plan.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals, (ii) to make Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of a Participant’s termination of employment with the Company or, subject to Section 15 hereof, of a Change in Control on the outstanding Awards granted to such Participant, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan, and (x) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

     (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

     (c) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

     (d) Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals (A) who are Section 162(m) Participants or (B) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

     (e) Liability of Committee. No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such person’s own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

     4. Duration of Plan. The Plan shall remain in effect until terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 17(l)).

     5. Shares of Stock Subject to the Plan. Subject to adjustment as provided in Section 14(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, ~~3,768,848~~ 4,768,848 (the “Section 5 Limit”). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

     (a) the number of Shares subject to outstanding Awards shall be charged against the Section 5 Limit; and

     (b) the Section 5 Limit shall be increased by:

     (i) the number of shares subject to an Award (or portion thereof) which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,

     (ii) the number of shares tendered to pay the exercise price of a Stock Option or other Award,

     (iii) the number of shares withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, and

     (iv) the number of shares subject to a stock option award (or portion thereof) under the Prior Plan which lapses, expires or is otherwise terminated without the issuance of such shares.

In addition, any shares underlying Substitute Awards shall not be counted against the Section 5 Limit set forth in the first sentence of this Section 5.

     6. Eligible Individuals.

     (a) Eligibility Criteria. Awards may be granted by the Committee to individuals (“Eligible Individuals") who are directors, officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. An individual’s status as an Administrator or a member of the Committee will not affect his or her eligibility to participate in the Plan. Incentive Stock Options may only be granted to employees of the Company or a Subsidiary.

     (b) Maximum Number of Shares per Eligible Individual. In accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards of Stock Options with respect to an aggregate of more than 500,000 shares of Common Stock in respect of any fiscal year of the Company, and no Section 162(m) Participant shall receive grants of Section 162(m) Awards with respect to an aggregate of more than 100,000 shares of Common Stock in respect of any fiscal year of the Company. For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.

     (c) Outside Directors. On the day of each annual meeting of the stockholders of the Company, each director who is not then an employee of the Company or any of its subsidiaries (an “Outside Director”), shall be granted an Option to purchase ~~5,000~~ 7,500 shares of Common Stock, in each case having a ten-year term, immediate vesting and at the price and upon  ~~the~~  such other terms and conditions specified in the Plan. In addition, subject to the availability of shares of Common Stock under the Plan, each person first elected to the Board as an Outside Director after the effective date of the Plan, shall be granted, as of the date such individual takes office, an Option to purchase ~~12,500~~ 15,000 shares of Common Stock having a ten-year term, immediate vesting and at the price and upon the terms and conditions specified in the Plan. Each Option granted to an Outside Director shall be granted at an exercise price equal to 100 percent of the Fair Market Value of a share of Common Stock on the date of grant and upon the other terms and conditions specified in the Plan.

     7. Awards Generally. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards, Section 162(m) Awards or other awards determined by the Committee. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable. The date of a Participant’s termination of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award. Notwithstanding anything to the contrary set forth herein or in any Award Agreement, (i) if any Participant ceases for any reason to be employed by the Company but continues to serve as an Outside Director of the Company, such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to serve as an Outside Director of the Company then the provisions of this Section shall no longer apply and such Award shall thereafter be subject to the post-separation exercise provisions applicable to such Award, with the applicable post-separation exercise period commencing as of the date such Participant ceases to be an Outside Director, and (ii) if any Participant who is not an employee thereafter becomes an employee, such Participant shall retain his or her Award upon the original terms thereof.

     8. Stock Options.

     (a) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 8(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options.

     (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, provided, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that the excess of:

     (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over

     (ii) the aggregate exercise price thereof, does not exceed the excess of:

     (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

     (iv) the aggregate exercise price of such shares.

     (c) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted.

     (d) Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a “cashless exercise” procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option. In the event of a “cashless exercise,” the exercise date shall be deemed to be the date on which the shares underlying the Stock Option are sold by the broker. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock, such shares will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

     9. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine)

and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised.

     10. Stock Awards. Stock Awards shall consist of one or more shares of Common Stock granted or offered for sale to an Eligible Individual, and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. The shares of Common Stock subject to a Stock Award may, among other things, be subject to vesting requirements or restrictions on transferability.

     11. Performance Share Awards. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be earned by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the applicable performance period, or at such other time as the Committee shall determine, in shares of Common Stock, in an equivalent amount of cash or in a combination of Common Stock and cash, as the Committee shall determine.

     12. Other Awards. The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

     13. Section 162(m) Awards.

     (a) Terms of Section l62(m) Awards Generally. In addition to any other Awards under the Plan, the Company may make Awards that are intended to qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code (“Section 162(m) Awards"). Section 162(m) Awards may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Performance Share Awards or Other Awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable Performance Period of specified performance targets related to designated performance goals for such period selected by the Committee from among the performance goals specified in Section 13(b) below. Section 162(m) Awards will be made in accordance with the procedures specified in applicable treasury regulations for compensation intended to be “qualified performance-based compensation.”

     (b) Performance Goals. For purposes of this Section 13, performance goals shall be limited to one or more of the following: (i) net revenue, (ii) net earnings, (iii) operating earnings or income, (iv) absolute and/or relative return on equity or assets, (v) earnings per share, (vi) cash flow, (vii) pretax profits, (viii) earnings growth, (ix) revenue growth, (x) book value per share, (xi) revenues per employee, (xii) earnings per employee and (xiii) performance relative to peer companies, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures.

     (c) Other Performance-Based Compensation. The Committee’s decision to make, or not to make, Section 162(m) Awards within the meaning of this Section 13 shall not in any way prejudice the qualification of any other Awards as performance-based compensation under Section 162(m). In particular, Awards of Stock Options may, pursuant to applicable regulations promulgated under Section 162(m), be qualified as performance-based compensation for Section 162(m) purposes without regard to this Section 13.

     14. Recapitalization or Reorganization.

     (a) Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Committee, in its discretion, may make (i) such proportionate adjustments it considers appropriate (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof and/or (ii) such other adjustments as it deems appropriate. The Committee’s determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

     15. Change in Control. In the event of a Change in Control, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) all Performance Share Awards shall be deemed to have been fully earned as of the date of the Change in Control, and (iv) in the case of a Change in Control involving a merger of, or consolidation involving, the Company in which the Company is (A) not the surviving corporation (the “Surviving Entity") or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, each outstanding Stock Option granted under the Plan and not exercised (a “Predecessor Option") will be converted into an option (a “Substitute Option”) to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices.

     16. Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided, however, that the Board or Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

     17. Miscellaneous.

     (a) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (b) Loans. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

     (c) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

     (d) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

     (e) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

     (f) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

     (g) Compliance with Rule 16b-3.

     (i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

     (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

     (h) Non-transferability. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or pursuant to a “qualified domestic relations order” (“QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, however, that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the “alternate payee” under a QDRO or the family member or trust to whom such Stock Option, Stock Appreciation Right or other Award has been transferred in accordance with the previous sentence.

     (i) Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

     (j) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

     (k) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of law principles.

     (l) Effective Date. The Plan shall be effective as of June 9, 1999 (the “Effective Date”), subject to approval of the Plan at the Company’s 1999 annual meeting of shareholders.

     (m) Effect on Prior Plan. Subject to approval of the Plan by the Company’s shareholders, this Plan shall supersede the Prior Plan and no further stock option awards may be granted under the Prior Plan after the Effective Date.

NOVEN PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2004

This Proxy is solicited on behalf of the Board of Directors of Noven Pharmaceuticals, Inc.

     The signer(s) hereby appoint(s) Robert C. Strauss, Diane M. Barrett and Jeffrey F. Eisenberg, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held May 18, 2004, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting.

     The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of each of the nominees named above and FOR Item 2 and Item 3 as set forth in the Proxy Statement dated April 12, 2004.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

NOVEN PHARMACEUTICALS, INC.

May 18, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

▼ Please detach along perforated line and mail in the envelope provided. ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND “FOR” ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS: To elect six directors for a term of one year as indicated below:	2.	PROPOSAL TO APPROVE AMENDMENTS TO NOVEN’S 1999 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	¡ Sidney Braginsky ¡ John G. Clarkson, M.D. ¡ Donald A. Denkhaus ¡ Robert G. Savage ¡ Robert C. Strauss ¡ Wayne P. Yetter	3.	PROPOSAL TO RATIFY AND APPROVE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS FOR 2004.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.